Exhibit 3.47

CERTIFICATE OF INCORPORATION

OF

HEALTHSOUTH Holdings, Inc.

FIRST: The name of the Corporation is HEALTHSOUTH Holdings, Inc.

SECOND: The Corporation shall have perpetual duration.

THIRD: The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

FOURTH: The nature of the business or purposes to be conducted or promoted are:

(a) To engage in the business of providing comprehensive rehabilitation and clinical healthcare services on an ambulatory and inpatient basis in rehabilitation clinics and hospitals to the general public through the provision of physician services, physical therapy, social and/or psychological, respiratory therapy, cardiac rehabilitation, pulmonary rehabilitation, occupational therapy, speech pathology, prosthetic and orthotic devices, nursing care, drugs and biologicals, supplies, appliances and equipment and other services and to do any and all things necessary and appropriate to carry out such business effectively, including, without limitation, the owning, leasing, management and operation of medical facilities and other physical properties, either directly or indirectly, or in concert with others.

(b) To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares, consisting of 1,000 shares of Common Stock, par value $.01 per share.

SIXTH: The name and mailing address of the sole Incorporator is as follows:

William W. Horton

HEALTHSOUTH Rehabilitation Corporation

Two Perimeter Park South

Suite 224W

Birmingham, Alabama 35243z

SEVENTH: The Board of Directors shall have the power to make, alter or repeal the Bylaws of the Corporation at any meeting at which a quorum is present by the affirmative vote of a majority of the whole Board of Directors. Election of Directors need not be by written ballot. The names and mailing addresses of the initial Board of Directors, to serve until their successors are elected and qualified pursuant to the General Corporation Law of the State of Delaware and the Bylaws adopted by this Corporation, are as follows:

Richard M. Scrushy

Two Perimeter Park South

Birmingham, Alabama 35243

Aaron Beam, Jr.

Two Perimeter Park South

Birmingham, Alabama 35243

Anthony J. Tanner

Two Perimeter Park South

Birmingham, Alabama 35243

EIGHTH: A Director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director; provided, however, that this Article EIGHTH shall not eliminate or limit the liability of a Director, except to the extent permitted by applicable law, (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware as the same now exists or may hereafter be amended, or (iv) for any transaction from which the Director derived an improper personal benefit. No amendment to, or repeal of, this Article EIGHTH shall apply to, or have any effect on, the liability or alleged liability of any Director for, or with respect to, any acts or omissions of such director occurring prior to such amendment or repeal.

2

The undersigned, being the sole Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate and does hereby declare and certify that the facts stated herein are true, and accordingly does hereunto sign this Certificate of Incorporation this 21st day of December, 1994.

/s/ William W. Horton
William W. Horton

3

CERTIFICATE OF MERGER

of

MID-SOUTH REHAB GROUP, INC.

(a Tennessee corporation)

into

HEALTHSOUTH Holdings, Inc.

(a Delaware corporation)

Pursuant to the provisions of Section 252 of the General Corporation Law of the State of Delaware, HEALTHSOUTH Holdings, Inc. hereby certifies that:

1. The name and state of incorporation of each of the constituent corporations are:

Name of Corporation	State of Incorporation
Mid-South Rehab Group, Inc.	Tennessee
HEALTHSOUTH Holdings, Inc.	Delaware

2. An agreement of merger has ‘been approved, adopted, certified, executed and acknowledged by Mid-South Rehab Group, Inc. and by HEALTHSOUTH Holdings, Inc. in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation is HEALTHSOUTH Holdings, Inc.

4. The Certificate of Incorporation of HEALTHSOUTH Holdings, Inc. shall be the Certificate of Incorporation of the surviving corporation.

5. The surviving corporation is a corporation organized and existing under the laws of the State of Delaware.

6. The executed agreement of merger is on file at the principal place of business of HEALTHSOUTH Holdings, Inc. at Two Perimeter Park South, Birmingham, Alabama 35243.

7. A copy of the agreement of merger will be furnished by HEALTHSOUTH Holdings, Inc., on request and without cost, to any stockholder of Mid-South Rehab Group, Inc. or HEALTHSOUTH Holdings, Inc.

8. The authorized capital stock of Mid-South Rehab Group, Inc. is 2,000 shares of Common Stock, without par value.

IN WITNESS WHEREOF, HEALTHSOUTH Holdings, Inc. has caused this certificate to be signed by its Vice President as of the 28th day of December, 1994.

HEALTHSOUTH Holdings, Inc.

By	/s/ William W. Horton
William W. Horton
Vice President

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

ASSOCIATED THERAPY CENTERS, INC.

INTO

HEALTHSOUTH HOLDINGS, INC.

* * * * *

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company), hereby certifies as follows:

FIRST: That the Company was incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: That the Company owns all of the outstanding shares of each class of the capital stock of Associated Therapy Centers, Inc., an Ohio corporation (the “Subsidiary”).

THIRD: The Plan of Merger, duly adopted by the Board of Directors of the Company, is hereby attached as Exhibit A and incorporated herein by reference as of the date hereof.

FOURTH: That the Company, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board, on the 23rd day of December, 1996, determined to and did merge into itself said Subsidiary on the conditions set forth in such resolutions:

NOW, THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice

President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions, the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so; and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger/Certificate of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

FIFTH: The merger of the Subsidiary into the Company shall become effective at the close of business on the thirty-first day of December, 1996, Eastern Standard Time.

2

IN WITNESS WHEREOF, said HEALTHSOUTH Holdings, Inc. has caused this Certificate to be signed by William W. Horton, its Vice President, this 23rd day of December, 1996.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

3

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers, as of this 23rd day of December, 1996.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton	(SEAL)
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

ASSOCIATED THERAPY CENTERS, INC.

By	/s/ Anthony J. Tanner	(SEAL)
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

3

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

LANCASTER REHABILITATION & SPORTS MEDICINE CENTER, INC.

(a Pennsylvania corporation)

INTO

HEALTHSOUTH HOLDINGS, INC.

(a Delaware corporation)

* * * * *

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies as follows:

FIRST: The Company was incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: The Company owns all of the outstanding shares of each class of the capital stock of Lancaster Rehabilitation & Sports Medicine Center, Inc., a Pennsylvania corporation (the “Subsidiary”).

THIRD: The Plan of Merger, duly adopted by the Board of Directors of the Company, is hereto attached as Exhibit A and incorporated herein by reference as of the date hereof.

FOURTH: The Company, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board, on the 4th day of June, 1997, determined to and did merge into itself said Subsidiary on the conditions set forth in such resolutions:

NOW, THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions, the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so; and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

FIFTH: The merger of the Subsidiary into the Company shall become effective upon filing.

2

IN WITNESS WHEREOF, said HEALTHSOUTH Holdings, Inc. has caused this Certificate to be signed by William W. Horton, its Vice President, this 4th day of June, 1997.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

3

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of the constituent corporations, in the manner prescribed by the Articles/Certificate of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Pennsylvania Business Corporation Law:

1. HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary, Lancaster Rehabilitation & Sports Medicine Center, Inc., a Pennsylvania corporation (the “Subsidiary”) and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Pennsylvania Business Corporation Law.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers as of the 4th day of June, 1997, heretofore executed under penalty of perjury.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

LANCASTER REHABILITATION & SPORTS MEDICINE CENTER, INC.

By	/s/ Anthony J. Tanner
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

PARTNERSHIP REHABILITATION, INC.

(a Georgia corporation)

INTO

HEALTHSOUTH HOLDINGS, INC.

(a Delaware corporation)

* * * * *

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies as follows:

FIRST: The Company was incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: The Company owns all of the outstanding shares of each class of the capital stocks of Partnership Rehabilitation, Inc., a Georgia corporation (the “Subsidiary”).

THIRD: The Plan of Merger, duly adopted by the Board of Directors of the Company, is hereto attached as Exhibit A and incorporated herein by reference as of the date hereof.

FOURTH: The Company, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board, on the 25th day of June, 1997, determined to and did merge into itself said Subsidiary on the conditions set forth in such resolutions:

NOW, THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions, the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so; and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

FIFTH: The merger of the Subsidiary into the Company shall become effective upon filing.

2

IN WITNESS WHEREOF, said HEALTHSOUTH Holdings, Inc. has caused this Certificate to be signed by William W. Horton, its Vice President, this 25th day of June, 1997.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

3

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of the constituent corporations, in the manner prescribed by the Articles/Certificate of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Georgia Business Corporation Code:

1. HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary, Partnership Rehabilitation, Inc., a Georgia corporation (the “Subsidiary”), and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Georgia Business Corporation Code.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers as of the 25th day of June, 1997, heretofore executed under penalty of perjury.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

PARTNERSHIP REHABILITATION, INC.

By	/s/ Anthony J. Tanner
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CENTRAL JERSEY HAND SURGERY, REHABILITATION, INC.

INTO

HEALTHSOUTH HOLDINGS, INC.

* * * * *

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Corporation), hereby certifies as follows:

FIRST: The Corporation was incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: The Corporation owns all of the outstanding shares of each class of the capital stock of Central Jersey Hand Surgery, Rehabilitation, Inc., a New Jersey corporation (the “Subsidiary”).

THIRD: The Plan of Merger, duly adopted by the Board of Directors of the Corporation, is hereto attached as Exhibit A and incorporated herein by reference as of the date hereof.

FOURTH: The Corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board, on the 17th day of November, 1997, determined to and did merge into itself said Subsidiary on the conditions set forth in such resolutions:

NOW THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions. the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so; and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger and Certificate of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

FIFTH: The merger of the Subsidiary into the Company shall become effective upon filing.

2

IN WITNESS WHEREOF, said HEALTHSOUTH Holdings, Inc. has caused this Certificate to be signed by William W. Horton, its Vice President, this 17th day of November, 1997.

HEALTHSOUTH HOLDINGS, INC.

/s/ William W. Horton
William W. Horton
Its Vice President

3

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of HEALTHSOUTH Holdings, Inc., in the manner prescribed by the Articles/Certificates of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the New Jersey Business Corporation Act:

1. HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary Central Jersey Hand Surgery, Rehabilitation, Inc., a New Jersey corporation (the “Subsidiary”) and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger. (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts. liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the New Jersey Business Corporation Act.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate of Ownership and Merger and Certificate of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers, as of this the 17th day of November, 1997.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

CENTRAL JERSEY HAND SURGERY,
REHABILITATION, INC.

By	/s/ Anthony J. Tanner
Anthony J. Tanner
Its Secretary

2

ACTION BY UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF

DIRECTORS OF HEALTHSOUTH HOLDINGS, INC.

The undersigned, constituting all of the members of the Board of Directors (the “Board”) of HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company”), pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, do hereby (i) consent to and adopt the resolutions set forth on Exhibit A attached hereto and incorporated herein by reference as of the date hereof, which resolutions shall have the same force and effect as if adopted by unanimous affirmative vote at a meeting of the Company’s Board of Directors duly called and held; (ii) waive all requirements of notice; and (iii) direct that this Written Consent be filed in the minutes of the proceedings of the Company. This Consent may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of this 17th day of November, 1997.

/s/ Richard M. Scrushy
Richard M. Scrushy

/s/ James P. Bennett
James P. Bennett

/s/ Anthony J. Tanner
Anthony J. Tanner

EXHIBIT A

RESOLUTIONS OF THE BOARD OF

DIRECTORS OF HEALTHSOUTH HOLDINGS, INC.

WHEREAS, the Board of Directors (the “Board”) of HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company”), has reviewed the Plan of Merger, dated November 17, 1997 (the “Plan”), by and between the Company and Central Jersey Hand Surgery, Rehabilitation, Inc., a New Jersey corporation (the “Subsidiary”), pursuant to which the Subsidiary will be merged into the Company, and the Company shall be the surviving corporation; and

WHEREAS, it is deemed in the best interests of the Company that the Board ratify, confirm and approve, on behalf of the Company, the execution and delivery of the Plan;

NOW THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions, the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so; and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger and Certificate of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

TRI-COUNTY REHABILITATION, INC.

(a Pennsylvania corporation)

INTO

HEALTHSOUTH HOLDINGS, INC.

(a Delaware corporation)

* * * * *

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies as follows:

FIRST: The Company was incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: The Company owns all of the outstanding shares of each class of the capital stock of Tri-County Rehabilitation, Inc., a Pennsylvania corporation (the “Subsidiary”).

THIRD: The Plan of Merger, duly adopted by the Board of Directors of the Company, is hereto attached as Exhibit A and incorporated herein by reference as of the date hereof.

FOURTH: The Company, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board, on the 16th day of May, 1997, determined to and did merge into itself said Subsidiary on the conditions set forth in such resolutions:

NOW, THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions, the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so: and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger; and

BE IT FURTHER RESOLVED. that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

FIFTH: The merger of the Subsidiary into the Company shall become effective upon filing.

2

IN WITNESS WHEREOF, said HEALTHSOUTH Holdings, Inc. has caused this Certificate to be signed by William W. Horton, its Vice President, this 16th day of May, 1997.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

3

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of the constituent corporations, in the manner prescribed by the Articles/Certificate of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Pennsylvania Business Corporation Law:

1. HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary, Tri-County Rehabilitation, Inc., a Pennsylvania corporation (the “Subsidiary”) and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Pennsylvania Business Corporation Law.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers as of the 16th day of May, 1997, heretofore executed under penalty of perjury.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

TRI-COUNTY REHABILITATION, INC.

By	/s/ Anthony J. Tanner
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

ATHENS PHYSICAL THERAPY SERVICES, INC.

(a Georgia corporation)

INTO

HEALTHSOUTH HOLDINGS, INC.

(a Delaware corporation)

* * * * *

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies as follows:

FIRST: The Company was incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: The Company owns all of the outstanding shares of each class of the capital stock of Athens Physical Therapy Services, Inc., a Georgia corporation (the “Subsidiary”).

THIRD: The Plan of Merger, duly adopted by the Board of Directors of the Company, is hereto attached as Exhibit A and incorporated herein by reference as of the date hereof.

FOURTH: The Company, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board, on the 24th day of March, 1998, determined to and did merge into itself said Subsidiary on the conditions set forth in such resolutions:

NOW, THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions, the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so; and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may he necessary or advisable to effect such merger; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

FIFTH: The merger of the Subsidiary into the Company shall become effective upon filing.

2

IN WITNESS WHEREOF, said HEALTHSOUTH Holdings, Inc. has caused this Certificate to be signed by William W. Horton, its Vice President, this 24th day of March, 1998.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

3

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of the constituent corporations, in the manner prescribed by the Articles/Certificate of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Georgia Business Corporation Code:

1. HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary, Athens Physical Therapy Services, Inc., a Georgia corporation (the “Subsidiary”), and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall became the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Georgia Business Corporation Code.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

5. The Company and the Subsidiary intend for the merger to qualify as a liquidation under Section 332 of the Internal Revenue Code of 1986, as amended.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers as of the 24th day of March, 1998, heretofore executed under penalty of perjury.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

ATHENS PHYSICAL THERAPY SERVICES, INC.

By	/s/ C. Drew Demary
C. Drew Demary
Its Vice President

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

COLLEGE STREET REHABILITATION SERVICES, INC.

INTO

HEALTHSOUTH HOLDINGS, INC.

* * * * *

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies as follows:

FIRST: That the Company was incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: That the Company owns all of the outstanding shares of each class of the capital stock of College Street Rehabilitation Services, Inc. a Texas corporation (the “Subsidiary”),

THIRD: The Plan of Merger, duly adopted by the Board of Directors of the Company, is hereby attached as Exhibit A and incorporated herein by reference as of the date hereof.

FOURTH: That the Company, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board, on the 5th day of February , 1998, determined to and did merge into itself the Subsidiary on the conditions set forth in such resolutions:

NOW THEREFORE BE IT FURTHER RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions, the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so; and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

FIFTH: The merger of the Subsidiary into the Company shall become effective upon filing.

2

IN WITNESS WHEREOF, said HEALTHSOUTH Holdings, Inc. has caused this Certificate to be signed by William W. Horton, its Vice President, this 5th day of February, 1998.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

3

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the respective Boards of Directors and stockholders of the constituent corporations, in the manner prescribed by the Articles/Certificates of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Texas Business Corporation Act:

1. HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company”) shall merge into itself College Street Rehabilitation Services, Inc., a Texas corporation (the “Subsidiary”) and assume all of the Subsidiary’s liabilities and obligations, with the Company being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Company shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Company, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Texas Business Corporation Act.

3. No amendments to the Certificate of Incorporation of the Company shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, are hereby authorized and directed to make, execute and acknowledge a Certificate/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

5. The Company and the Subsidiary intend for the merger to classify as a liquidation under Section 332 of the Internal Revenue Code of 1986, as amended.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers, as of this 5th day of February, 1998.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

COLLEGE STREET REHABILITATION SERVICES

By	/s/ C. Drew Demaray
C. Drew Demaray
Its Vice President

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

FAYETTE PHYSICAL THERAPY, INC.

(a Georgia corporation)

INTO

HEALTHSOUTH HOLDINGS, INC.

(a Delaware corporation)

* * * * *

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies as follows:

FIRST: The Company was incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: The Company owns all of the outstanding shares of each class of the capital stock of Fayette Physical Therapy. Inc., a Georgia corporation (the “Subsidiary”).

THIRD: The Plan of Merger, duly adopted by the Board of Directors of the Company, is hereto attached as Exhibit A and incorporated herein by reference as of the date hereof.

FOURTH: The Company, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board, on the 18th day of June, 1998, determined to and did merge into itself said Subsidiary on the conditions set forth in such resolutions:

NOW, THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions, the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so; and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

FIFTH: The merger of the Subsidiary into the Company shall become effective upon filing.

2

IN WITNESS WHEREOF, said HEALTHSOUTH Holdings, Inc. has caused this Certificate to be signed by William W. Horton, its Vice President, this 18th day of June, 1998.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

3

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of HEALTHSOUTH Holdings, Inc., a Delaware corporation, in the manner prescribed by the Articles/Certificate of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Georgia Business Corporation Code:

1. HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary, Fayette Physical Therapy, Inc., a Georgia corporation (the °Subsidiary”), and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stack of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Georgia Business Corporation Code.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

5. The Company and the Subsidiary intend for the merger to qualify as a liquidation under Section 332 of the Internal Revenue Code of 1986, as amended.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers as of the 18th day of June, 1998, heretofore executed under penalty of perjury.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

FAYETTE PHYSICAL THERAPY, INC.

By	/s/ C. Drew Demary
C. Drew Demary
Its Vice President

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

COLLEGE STREET REHABILITATION SERVICES, INC.

INTO

HEALTHSOUTH HOLDINGS, INC.

*****

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies as follows:

FIRST: That the Company was incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: That the Company owns all of the outstanding shares of each class of the capital stock of College Street Rehabilitation Services, Inc. a Texas corporation (the “Subsidiary”).

THIRD: The Plan of Merger, duly adopted by the Board of Directors of the Company, is hereby attached as Exhibit A and incorporated herein by reference as of the date hereof.

FOURTH: That the Company, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board, on the 5th day of February, 1998, determined to and did merge into itself the Subsidiary on the conditions set forth in such resolutions:

NOW THEREFORE BE IT FURTHER RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions, the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so; and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

FIFTH: The merger of the Subsidiary into the Company shall become effective upon filing.

2

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the respective Boards of Directors and stockholders of the constituent corporations, in the manner prescribed by the Articles/Certificates of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Texas Business Corporation Act:

1. HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Company”) shall merge into itself College Street Rehabilitation Services. Inc., a Texas corporation (the “Subsidiary”) and assume all of the Subsidiary’s liabilities and obligations, with the Company being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Company shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Company, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Texas Business Corporation Act.

3. No amendments to the Certificate of Incorporation of the Company shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, are hereby authorized and directed to make, execute and acknowledge a Certificate/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

5. The Company and the Subsidiary intend for the merger to classify as a liquidation under Section 332 of the Internal Revenue Code of 1986, as amended.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers, as of this 5th day of February, 1998.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

COLLEGE STREET REHABILITATION SERVICES, INC.

By	/s/ C. Drew Demaray
C. Drew Demaray
Its Vice President

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

PROFESSIONAL THERAPY AND REHABILITATION, INC.

AND

PHYSICAL REHABILITATION PROFESSIONALS, INC.

(each an Oklahoma corporation)

INTO

HEALTHSOUTH HOLDINGS, INC.

(a Delaware corporation)

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, and Section 1083 of the General Corporation Law of the State of Oklahoma, HEALTH-SOUTH Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies as follows:

FIRST: The Company was incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: The Company owns all of the outstanding shares of each class of the capital stock of Professional Therapy and Rehabilitation, Inc. and Physical Rehabilitation Professionals, Inc., each an Oklahoma corporation (collectively, the “Subsidiaries”), respectively.

THIRD: The Plans of Merger, duly adopted by the Board of Directors of the Company, are hereto attached as Exhibits A and incorporated herein by reference as of the date hereof.

FOURTH: The Company, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Company, on the 28th day of December, 1999, determined to and did merge into itself the Subsidiaries on the conditions set forth in such resolutions:

NOW, THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions, the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so; and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger, and to file the same in the office of the Secretary of State of the State of Delaware, the Secretary of State of the State of Oklahoma, and such other public offices as may be necessary or advisable to effect such merger; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

FIFTH: The Company hereby appoints the Secretary of State of Oklahoma as its agent to accept service of process in any suit or other proceedings. The address to which a copy of any process shall be mailed by the Secretary of State is: HEALTHSOUTH Holdings, Inc., One HealthSouth Parkway, Birmingham, Alabama, 35243.

SIXTH: The merger of the Subsidiaries into the Company shall become effective on December 31, 1999.

IN WITNESS WHEREOF, said HEALTHSOUTH Holdings, Inc. has caused this Certificate of Ownership and Merger to be signed by William W. Horton, its Senior Vice President, this 28th day of December, 1999.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Senior Vice President

ATTEST:

/s/Beall D.Gary, Jr.
Beall D. Gary, Jr.
Secretary

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger was advised, authorized and approved by the Board of Directors of HEALTHSOUTH Holdings, Inc., a Delaware corporation, and Professional Therapy and Rehabilitation, Inc., an Oklahoma corporation, in the manner prescribed by the Articles/Certificate of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the General Corporation Law of the State of Oklahoma:

1. HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Parent”), shall merge into itself its wholly-owned subsidiary, Professional Therapy and Rehabilitation, Inc., an Oklahoma corporation (the “Subsidiary”), and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the General Corporation Law of the State of Oklahoma.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent and Subsidiary, any Executive Vice President, Senior Vice President or Group Vice President of the Parent and Subsidiary, and the Secretary or any Assistant Secretary of the Parent and Subsidiary, are hereby authorized and directed to make, execute and acknowledge a Certificate Ownership and Merger and to file the same in the office of the Secretary of State of the State of Delaware and the Secretary of State of the State of Oklahoma.

5. The Company and the Subsidiary intend for the merger to qualify as a liquidation under Section 332 of the Internal Revenue Code of 1986, as amended.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers as of the 28th day of December, 1999, heretofore executed under penalty of perjury.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

PROFESSIONAL THERAPY AND REHABILITATION, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

2

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger was advised, authorized and approved by the Board of Directors of HEALTHSOUTH Holdings, Inc., a Delaware corporation, and Physical Rehabilitation Professionals, Inc., an Oklahoma corporation, in the manner prescribed by the Articles/Certificate of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the General Corporation Law of the State of Oklahoma:

1. HEALTHSOUTH Holdings, Inc., a Delaware corporation (the “Parent”), shall merge into itself its wholly-owned subsidiary, Physical Rehabilitation Professionals, Inc., an Oklahoma corporation (the “Subsidiary”), and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the General Corporation Law of the State of Oklahoma.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent and Subsidiary, any Executive Vice President, Senior Vice President or Group Vice President of the Parent and Subsidiary, and the Secretary or any Assistant Secretary of the Parent and Subsidiary, are hereby authorized and directed to make, execute and acknowledge a Certificate Ownership and Merger and to file the same in the office of the Secretary of State of the State of Delaware and the Secretary of State of the State of Oklahoma.

5. The Company and the Subsidiary intend for the merger to qualify as a liquidation under Section 332 of the Internal Revenue Code of 1986, as amended.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers as of the 28th day of December, 1999, heretofore executed under penalty of perjury.

HEALTHSOUTH HOLDINGS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

PHYSICAL REHABILITATION PROFESSIONALS, INC.

By	/s/ William W. Horton
William W. Horton
Its Vice President

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